Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BrightView Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2020 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. Feenan, Executive Vice President, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: February 4, 2021

/s/ John A. Feenan
John A. Feenan
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)